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                              TIB BANK OF THE KEYS
                         EXECUTIVE EMPLOYMENT AGREEMENT

     THIS AGREEMENT is made and entered into this 18th day of February, 1994,
                                                  ----        --------
between TIB BANK OF THE KEYS, a Florida Banking corporation ("Bank"), and Edward V. Lett ("Employee").
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                                    RECITALS
                                    --------

     A.  Employee is an at-will management executive with the Bank.

     B. The Bank desires to ensure continuity of management stability of the Bank currently and in the event that ownership control of the Bank is transferred.

     C. Employee desires a measure of employment security in the event that owners' control of the Bank is transferred.

     D. The Board of Directors of Bank has determined that it is in the best interests of the shareholders of the Bank to promote executive employees' loyalty by providing them with a measure of security and to ensure a continuity of management stability of the Bank in the event that ownership control of the Bank is transferred.

     NOW, THEREFORE, in consideration of the covenants set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by both parties, Bank and Employee hereby agree as follows:

                                   AGREEMENTS
                                   ----------

          1.   Continuation of At-Will Employment.
               -----------------------------------

               a. The Bank agrees to continue Employee's employment in the capacity of EVP & Chief Operating Officer to perform such services and duties as
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the Board of Directors may, from time to time, designate during the term hereof.
Subject to the terms and conditions hereof, Employee will perform such duties and exercise such authority as is customarily performed and exercised by persons holding such office, subject to the general direction of the Board of Directors of the Bank.

               b. Employee agrees to continue such at-will employment and shall devote his or her full-time attention and efforts to the diligent performance of his or her duties herein specified and as an officer of the Bank. Employee will not accept employment with any other individual, corporation, partnership, governmental authority, or any other entity, or engage in any other venture for profit that the Bank may consider to be in conflict with its best interests or to be in competition with the Bank's business, or that might interfere in any way with the Employee's
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performance of his or her duties hereunder. Employee will not accept outside employment or participate directly or indirectly in any outside venture without first notifying Bank in writing of his or her intent to do so, supplying all information the Bank requests in connection with such notification, and obtaining prior written approval from the Bank. Employee agrees that he or she will, at all times, refrain from conduct that is likely to harm the image or reputation of the Bank.

          2.   Compensation.  In payment for the services of Employee rendered
               ------------
to Bank pursuant to this Agreement, Bank shall pay to Employee the sum of $116,630.00 per Year ("Base Salary") Employee's Base Salary is payable in
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arrears in equal semi-monthly installments and is subject to such deductions as are required by law. Bank shall review and evaluate Employee's performance in December of each year that Employee is employed with Bank. Following such review, Employee may receive, in the sole and absolute discretion of the Board of Directors, an increase in pay over and above Employee's Base Salary.

          3.   Benefits.  Employee shall be entitled to participate in any plan
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adopted by the Bank providing stock options, stock purchase, profit sharing, vacations, group life insurance, medical coverage, education and any other retirement or employee benefit plan adopted by the Bank for the benefit of its employees. Employee's participation in such plan or plans shall be in accordance with the documents controlling such employee benefit plan and in accordance with the policies of the Bank as established by the Board of Directors.

          4.   Change of Ownership Control.
               ---------------------------

               a. In the event of a change of ownership control of the Bank, this Employee shall no longer remain an at-will employee and this Agreement shall become an employment agreement for a term of twenty-four months on the effective date of such change of ownership control. Employee's salary shall not be reduced for any reason during the twenty-four month term of employment, except as provided under Paragraph 5(b), below.

               b. Following a change of ownership control, the Employee shall be entitled to credit for all years of service with Bank (i.e., all years prior
                                                          ----
to change of ownership control, plus the greater of 24 months or the actual period of employment after change of ownership control) in determining eligibility for and benefits from any and all retirement, disability, profit-sharing and other employee benefit programs offered by the Bank.

               c. For the purposes of this Agreement, a change of ownership control shall have occurred upon the acquisition by any person, or persons acting as a group within the meaning of Section 13(d) of the Securities Exchange Act of 1934, of fifty-one percent

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or more of the voting securities of the Bank, or of any lesser percentage of the voting securities of the Bank if the Board of Directors of the Bank, the Comptroller of Florida, the FDIC, or the Federal Reserve Bank makes a determination that such acquisition constitutes or will constitute control of the Bank. The term "person" as used herein includes an individual, corporation, bank holding company or any other legal entity.

          5.   Termination of Employment.
               -------------------------

               a. Prior to any change of ownership control of the Bank, and while Employee is an at-will employee of the Bank, Employee's employment may be terminated by either party as permitted under the laws of the State of Florida and the United States of America.

               b. Following a change of ownership control of the Bank, this Agreement shall terminate upon the death or incapacity of Employee or upon discharge of Employee by Bank for cause. "Cause" shall mean:

                   (1) Employee's willful and deliberate violation of any law or governmental regulation applicable to the conduct of Bank's business;

                   (2) Employee's failure or refusal to comply with the provisions of this Agreement;

                   (3)  Employee's conviction of a felony;

                   (4) Employee's failure to perform his ordinary duties at acceptable levels and in conformity with Bank's performance standards as reasonably determined by the Board of Directors, utilizing performance standards applicable to comparable branches of the acquiring entity.

                   (5) Employee's physical or mental disability rendering Employee physically or mentally unable to perform his or her duties for a period of at least 180 consecutive days.

          6.   Post-termination Covenants.  Employee acknowledges that certain
               --------------------------
information acquired while employed by Bank constitutes trade secrets and proprietary information which are the exclusive property of the Bank and that unauthorized use or disclosure of the same will irreparably harm Bank. Therefore, during any period during which Employee is receiving compensation pursuant to this Agreement, Employee shall not, without the prior written consent of the Bank:

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               (1) furnish any person with the name of any customer of the Bank, or any list or list of customers of the Bank or otherwise use such customer names and lists in connection with any banking business, provided, that this prohibition shall not prevent compliance with a Court Order or subpoena directed to Employee in his/her official capacity with Bank;

               (2) Furnish, use, or divulge to any person any information acquired by Employee concerning the Bank's manner and methods of doing business;

               (3) solicit, directly or indirectly, for any purpose, the customers of the Bank;

               (4) Hire, directly or indirectly, for himself or any other employer, any employee of Bank, or otherwise cause or encourage any employee of Bank to leave his employment or become employed by another.

The parties agree that the restrictions and prohibitions set forth in this
Section 6 are separate, discrete and independent. In the event that any single restriction or prohibition, or portion thereof, set forth in this Section 6 is determined by a court of competent jurisdiction to be invalid or unenforceable for any reason, such finding shall not affect the remaining restrictions and prohibitions which shall remain valid, binding and subsisting.

          7.   Waiver.  Waiver of any default by any party shall not be deemed
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to be a continuing waiver and shall not bar a party from enforcing this
Agreement in strict accordance with its terms and conditions.

          8.   Governing Law.  This  Agreement shall be governed  by and
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construed and enforced in accordance with the laws of the  State of Florida.

          9.   Severability.  If for any reason any provision of this Agreement
               ------------
shall be held by a court of competent jurisdiction to be void or unenforceable, the same shall be considered severable and the remaining provisions of this Agreement shall remain valid, binding and subsisting.

          10.  Entire Agreement.  This Agreement contains the entire agreement
               ----------------
between the parties and supersedes all prior discussions and agreements between them.

          11.  Modification.  This Agreement may not be modified except by an
               ------------
instrument in writing signed by the parties.

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          12.  Counterparts and Headings. This Agreement may be executed
               -------------------------
simultaneously in any number of which shall be deemed an original but all of one and the same instrument. The headings set out herein are for convenience of reference and shall not be deemed a part of this Agreement.

          13.  No Assignment.  This agreement may not be assigned or transferred
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by any party hereto, in whole or in part, without the prior written consent of the other party.

          14.  Arbitration.  Any controversy or claim arising out of or relating
               -----------
to this Agreement, or the breach thereof, shall be settled by binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof.


          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the year and date first above written.

                                            EMPLOYEE:

[SIGNATURE ILLEGIBLE]                       [SIGNATURE ILLEGIBLE]
- ----------------------------------          --------------------------------
Witness                                     Edward V. Lett

[SIGNATURE ILLEGIBE]
- ----------------------------------
Witness
                                            TIB BANK OF THE KEYS:


[SIGNATURE ILEGIBLE]                        By:[SIGNATURE ILLEGIBLE]
- ----------------------------------             ------------------------------
                                                Chairman of the Board

[SIGNATURE ILLEGIBE]
- ----------------------------------          W. Kenneth Meeks
Witness

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